UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-16427	37-1490331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

347 Riverside Avenue Jacksonville, Florida		32202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (904) 438-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Fidelity National Information Services, Inc. (the “Company”), in connection with the announced contemplated sale of a 55% equity interest in the Company’s Merchant Solutions business to private equity funds managed by GTCR (the “proposed transaction”), is providing the following information: (i) the audited combined financial statements and related notes of the Worldpay Business (as defined therein) as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, which is furnished as Exhibit 99.1 to this Current Report; (ii) the unaudited combined financial statements and related notes of the Worldpay Business (as defined therein) as of June 30, 2023, and for the six months ended June 30, 2023 and 2022, which is furnished as Exhibit 99.2 to this Current Report; and (iii) the management’s discussion and analysis of financial condition and results of operations of the Worldpay Business (as defined therein) related to the financial periods referenced in clauses (i) and (ii) above, which is furnished as Exhibit 99.3 to this Current Report.

As a result of the allocations and carve out methodologies used to prepare the historical combined financial statements furnished in this Current Report, the results reflected in such historical combined financial statements may not be indicative of the Worldpay Business’ future performance, and may not reflect the results of operations, financial position, and cash flows had the Worldpay Business been a separate, standalone company during the periods presented, and, when viewed together with the historical financial statements of the Company for the relevant periods, may not be indicative of the results of operations, financial position and cash flows of the Company assuming the completion of the proposed transaction or had the Company been operated on a standalone basis without the Worldpay Business.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited combined financial statements of the Worldpay Business as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 (furnished pursuant to Item 7.01 hereof).

99.2	Interim unaudited combined financial statements of the Worldpay Business as of June 30, 2023 and for the six months ended June 30, 2023 and 2022 (furnished pursuant to Item 7.01 hereof).

99.3	Management’s discussion and analysis of financial condition and results of operations of the Worldpay Business (furnished pursuant to Item 7.01 hereof).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, including any earnings guidance or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, potential market growth opportunities, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company and the Merchant Solutions business, the Company’s and Merchant Solutions business’ sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the proposed sale of a majority of the Merchant Solutions business, the expected financial and operational results of the Company or the Merchant Solutions business, and expectations regarding the Company’s business or organization, or the Merchant Solutions business or organization after the proposed transaction, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. These statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,” “project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results or guidance, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. In addition, the amount of any goodwill impairment charge is based in part on estimates of future performance, so should also be considered a forward-looking statement.

Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation:

•

changes in general economic, business and political conditions, including those resulting from COVID-19 or other pandemics, a recession, intensified international hostilities, acts of terrorism, increased rates of inflation or interest, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations;

•

the risk of losses in the event of defaults by merchants (or other parties) to which we extend credit in our card settlement operations or in respect of any chargeback liability, either of which could adversely impact liquidity and results of operations;

•	the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated;

•	the risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected;

•	the risks of doing business internationally;

•

the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations;

•

the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;

•	changes in the growth rates of the markets for our solutions;

•

the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions;

•

the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management;

•	failures to adapt our solutions to changes in technology or in the marketplace;

•

internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;

•

the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;

•	uncertainties as to the timing of the consummation of proposed transaction or whether it will be completed;

•	the risk that partners and third parties who may fail to satisfy their legal obligations and risks associated with managing pension cost; cybersecurity issues, IT outages and data privacy;

•	risks associated with the impact, timing or terms of the proposed transaction;

•

risks associated with the expected benefits and costs of the proposed transaction, including the risk that the expected benefits of the proposed transaction or any contingent purchase price will not be realized within the expected timeframe, in full or at all;

•	the risk that conditions to the proposed transaction will not be satisfied and/or that the proposed transaction will not be completed within the expected timeframe, on the expected terms or at all;

•

the risk that any consents or regulatory or other approvals required in connection with the proposed transaction will not be received or obtained within the expected timeframe, on the expected terms or at all;

•	the risk that the financing intended to fund the proposed transaction may not be obtained;

•

the risk that the costs of restructuring transactions and other costs incurred in connection with the proposed transaction will exceed our estimates or otherwise adversely affect our business or operations;

•

the impact of the proposed transaction on our businesses and the risk that the proposed transaction may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties;

•	the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;

•	the risk that policies and resulting actions of the current administration in the U.S. may result in additional regulations and executive orders, as well as additional regulatory and tax costs;

•

competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;

•	the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers;

•	an operational or natural disaster at one of our major operations centers;

•	failure to comply with applicable requirements of payment networks or changes in those requirements;

•	fraud by merchants or bad actors; and

•

other risks detailed in the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in our quarterly reports on Form 10-Q, in our current reports on Form 8-K and in our other filings with the Securities and Exchange Commission.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. There can be no assurance that the proposed transaction will in fact be completed in the manner described or at all. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2023		Fidelity National Information Services, Inc. (Registrant)

	By:	/s/ Chip Keller
	Name:	Chip Keller
	Title:	Senior Vice President, Senior Deputy General Counsel and Corporate Secretary